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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 3, 2006

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                   000-23489               52-1309227
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
         of incorporation)            File Number)         Identification No.)

  4950 Communication Avenue, Suite 300, Boca Raton, Florida          33431
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             (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (571) 438-6140

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 30, 2005, Access Worldwide Communications, Inc. (the "Company") and Stedman Stevens ("Mr. Stevens"), the Chief Executive Officer of the AM Medica Group, a wholly owned subsidiary of the Company, entered into an amendment (the "Amendment") to the Employment Agreement dated September 10, 2004 by and between the Company and Mr. Stevens (the "Employment Agreement"). The Amendment changed the termination date of the Employment Agreement from September 10, 2007 to December 31, 2005.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As the result of the entry into the Amendment described in Item 1.01 above, the Employment Agreement by and between the Company and Mr. Stevens was terminated, effective as of December 31, 2005. A brief description of the terms and conditions of that employment agreement is included in Schedule 14A filed on April 21, 2005, which description is incorporated herein by reference. Except as described in Item 1.01 above, Mr. Stevens incurred no material early termination penalties in connection with the termination.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective January 1, 2006, and pursuant to the Amendment described in Item 1.01 above, Mr. Stevens will no longer serve as the Chief Executive Officer of the AM Medica Group, a wholly owned subsidiary of the Company. Mr. Stevens stepped down due to personal reasons. Shawkat Raslan, the Chief Executive Officer of the Company will serve as acting CEO of AM Medica Group.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1 Amendment to the Employment Agreement dated September 10, 2004, by and between Access Worldwide Communications, Inc. and Stedman Stevens.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ACCESS WORLDWIDE COMMUNICATIONS, INC.
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                                         (Registrant)

Date: January 3, 2006                    By /s/ Mark Wright
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                                            Mark Wright
                                            General Counsel, Secretary

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